EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY, as Assignor

GS MORTGAGE SECURITIES CORP., as Assignee

AMERICAN HOME MORTGAGE CORP., as Seller

and

AMERICAN HOME MORTGAGE SERVICING, INC., as Servicer

Dated as of

April 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of the 1st day of April, 2006 (this “Assignment Agreement”), is among AMERICAN HOME MORTGAGE SERVICING, INC., as servicer (the “Servicer”), AMERICAN HOME MORTGAGE CORP., as seller (the “Seller”), GS MORTGAGE SECURITIES CORP., as assignee (the “Assignee”), and GOLDMAN SACHS MORTGAGE COMPANY, as assignor (“GSMC” or the “Assignor”).

WHEREAS, GSMC, as purchaser, the Servicer and the Seller have entered into that certain Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005 (the “Sale Agreement”), pursuant to which the Seller sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Assignment and Conveyance Agreement dated December 14, 2005;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans, each of which is subject to the provisions of the Sale Agreement and is listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of April 1, 2006 (the “Trust Agreement”), among the Assignee, as depositor, Citibank, N.A., as trustee (the “Trustee”), JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), securities administrator and a custodian, and Deutsche Bank National Trust Company, as a custodian (the “DB Custodian”), the Assignee will transfer the Mortgage Loans to the Trustee on behalf of the Trust, together with the Assignee’s rights in the Sale Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Sale Agreement, to the extent relating to the Mortgage Loans, with the exception of its right to indemnification from the Seller and the Servicer under the Sale Agreement for liabilities the Assignor may incur relating to information provided to the Assignor by the Seller in connection with any Pass-Through Transfer or securitization of the Mortgage Loans.  The Assignee hereby assumes all of the Assignor’s obligations under the Sale Agreement, to the extent relating to the Mortgage Loans from and after April 28, 2006, and the Servicer and the Seller hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations under the Sale Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.  Notwithstanding the foregoing, it is understood that the Assignor is not released from liability (i) for any breaches of the representations and warranties made in Sections 7.01 and 7.02 of the Sale Agreement, or (ii) for any obligation (if any such obligation exists under the Sale Agreement) to indemnify the Seller or the Servicer for any acts or omissions of the Assignor that occurred prior to April 1, 2006, and the Assignee is not undertaking any such liability hereunder.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale Agreement.

(c)

The Seller, the Servicer and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of Sale Agreement.

The Seller, the Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, and (iii) the Sale Agreement has not been amended or modified in any respect.  The Seller, in its capacity as seller under the Sale Agreement, represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02(A) of the Sale Agreement with respect to the Mortgage Loans and the Seller, respectively, are true and correct as of April 28, 2006.  The Servicer, in its capacity as servicer under the Sale Agreement, represents and warrants that the representations and warranties contained in Section 7.02(B) of the Sale Agreement with respect to the Servicer are true and correct as of April 28, 2006.

3.

Recognition of Assignee.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans.  It is the intention of the Assignor, the Servicer, the Seller and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer and the Assignee and their successors and assigns.

4.

Representations and Warranties of the Assignee.

The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Decision to Purchase.  The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Servicer or the Seller other than those contained in the Sale Agreement or this Assignment Agreement.

(b)

Authority.  The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

(c)

Enforceability.  This Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.

The Assignor hereby represents and warrants to the Assignee as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (partnership and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

HOEPA.  No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws.

(i)

Illinois Interest Act.  No Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

(j)

Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(k)

With respect to each Mortgage Loan, the representations and warranties contained in Section 7.02 of the Sale Agreement, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Sale Agreement), are true and correct as of the date of this Assignment Agreement.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 7.02 of the Sale Agreement to (i) the “Cut-off Date” shall be deemed to be a reference to April 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to April 28, 2006 (other than as used in the immediately preceding sentence).

(l)

Each Mortgage Loan that is secured by one- to four-family residential real property (or a leasehold interest therein) has a loan-to-value ratio of 125% or less (by Scheduled Principal Balance as of the Cut-off Date), and each Mortgage Loan that is secured by multifamily real property (or a leasehold interest therein) or manufactured housing has a loan-to-value ratio of 100% or less (by Scheduled Principal Balance as of the Cut-off Date).

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the DB Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor, the Assignee, the Trustee or the Master Servicer of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 45 days of the Defect Discovery Date.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Continuing Effect.

Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with its terms.

8.

Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

9.

Notices.

Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by electronic mail, telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(i)

in the case of the Servicer,

American Home Mortgage Servicing, Inc.

4600 Regent Blvd, Suite 200

Irving, TX 75063

Attention:  David Friedman, Executive Vice President

E-mail:  david.friedman@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Alan B. Horn, General Counsel

Facsimile:  (800) 209-7276

E-mail:  alan.horn@americanhm.com

or such address as may hereafter be furnished by the Servicer;

(ii)

in the case of the Seller,

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Robert F. Johnson, Jr.

Facsimile:  (866) 822-3246

E-Mail:  bob.johnson@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York  11747

Attention:  Alan B. Horn, General Counsel

Facsimile:  (800) 209-7276

E-mail:  alan.horn@americanhm.com

or such address as may hereafter be furnished by the Seller;

(iii)

in the case of the Assignee,

GS Mortgage Securities Corp.

100 Second Avenue South, Suite 200 North

St. Petersburg, Florida  33701

Attention:  Richard Lewellen

Telephone: (727) 825-3800

Facsimile:  (727) 825-3819

With a copy to:

GS Mortgage Securities Corp.

85 Broad Street

New York, New York  10004

Attention:  William Moliski
Telephone: (212) 902-4668

Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

(iv)

in the case of the Assignor,

Goldman Sachs Mortgage Company

100 Second Avenue South, Suite 200 North

St. Petersburg, Florida  33701

Attention:  Richard Lewellen

Telephone:  (727) 825-3800

Facsimile:  (727) 825-3819

With a copy to:

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York  10004

Attention:  William Moliski
Telephone: (212) 902-4668

Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

10.

Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.

Any capitalized term used but not defined in this Assignment Agreement shall have the meaning assigned thereto in the Sale Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

GS MORTGAGE SECURITIES CORP.

By:_/s/ Michelle Gill____________________

Name:  Michelle Gill

Title:  Vice President

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By:

Goldman Sachs Real Estate Funding

Corp., its General Partner

By:  _/s/ Mark Weiss_____________________

Name:  Mark Weiss

Title:  Managing Director

SERVICER:

AMERICAN HOME MORTGAGE SERVICING, INC.

By:_/s/ Alan B. Horn_____________________

Name:  Alan B. Horn

Title:  Executive Vice President

SELLER:

AMERICAN HOME MORTGAGE CORP.

By:_/s/ Alan B. Horn_____________________

Name:  Alan B. Horn

Title:  Executive Vice President

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

[To be retained in a separate closing binder entitled “GSR 2006-AR2 Mortgage Loan Schedules” at the Washington D.C. Offices of McKee Nelson LLP]

EXHIBIT 2

SALE AGREEMENT